SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 19, 2002
(Date of earliest event reported)

CHEVRONTEXACO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-368-2 (Commission File Number)	94-0890210 (IRS Employer Identification No.)

575 Market Street, San Francisco, CA 94105
(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code:   (415) 894-7700

Item 5. Other Events.

     On November 19, 2002, ChevronTexaco Corporation (the “Registrant”) amended the Rights Agreement, dated as of November 23, 1998, as amended, between ChevronTexaco and Mellon Investor Services LLC, as rights agent (the “Rights Agent”). The Rights Agreement was amended so that ChevronTexaco’s Series A Preferred Stock Purchase Rights will expire on November 23, 2003, five years earlier than November 23, 2008, the initial expiration date of the Plan. ChevronTexaco issued a press release in connection with this amendment. The press release and the Rights Agreement, as amended, are attached hereto as exhibits and incorporated herein by reference.

Item 7(c). Exhibits.

Exhibit 4.1	Rights Agreement, dated as of November 23, 1998, between the Registrant and the Rights Agent, which includes as Exhibit B the form of Rights Certificate. (Incorporated by reference to Exhibit 4.1 of the Registration Statement on Form 8-A filed by the Registrant on November 25, 1998.)

Exhibit 4.2	Amendment No. 1 to Rights Agreement, dated as of October 15, 2000, between the Registrant and the Rights Agent. (Incorporated by reference to Exhibit 4.2 of the Amendment No. 1 to Registration Statement on Form 8-A/A filed by the Registrant on December 7, 2000.)

Exhibit 4.3	Amendment No. 2 to Rights Agreement, dated as of November 19, 2002, between the Registrant and the Rights Agent. (Incorporated by reference to Exhibit 4.3 of the Amendment No. 2 to Registration Statement on Form 8-A/A filed by the Registrant on November 20, 2002.)

Exhibit 99.1	Press Release dated November 19, 2002.

Signature

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 19, 2002

CHEVRONTEXACO CORPORATION

/s/ LYDIA I. BEEBE Lydia I. Beebe, Corporate Secretary

Exhibit Index

Exhibit 4.1	Rights Agreement, dated as of November 23, 1998, between the Registrant and the Rights Agent, which includes as Exhibit B the form of Rights Certificate. (Incorporated by reference to Exhibit 4.1 of the Registration Statement on Form 8-A filed by the Registrant on November 25, 1998.)

Exhibit 4.2	Amendment No. 1 to Rights Agreement, dated as of October 15, 2000, between the Registrant and the Rights Agent. (Incorporated by reference to Exhibit 4.2 of the Amendment No. 1 to Registration Statement on Form 8-A/A filed by the Registrant on December 7, 2000.)

Exhibit 4.3	Amendment No. 2 to Rights Agreement, dated as of November 19, 2002, between the Registrant and the Rights Agent. (Incorporated by reference to Exhibit 4.3 of the Amendment No. 2 to Registration Statement on Form 8-A/A filed by the Registrant on November 20, 2002.)

Exhibit 99.1	Press Release dated November 19, 2002.